Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock of Obsidian Therapeutics, Inc. and further agree that this agreement be included as an exhibit to such filing. Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

Date: August 10, 2026

Atlas Venture Fund X, L.P.

By:	Atlas Venture Associates X, L.P., its general partner
By:	Atlas Venture Associates X, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates X, L.P.

By:	Atlas Venture Associates X, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates X, LLC

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Opportunity Fund I, L.P.

By:	Atlas Venture Associates Opportunity I, L.P., its general partner
By:	Atlas Venture Associates Opportunity I, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates Opportunity I, L.P.

By:	Atlas Venture Associates Opportunity I, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates Opportunity I, LLC

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer
Atlas Venture Opportunity Fund II, L.P.

By:	Atlas Venture Associates Opportunity II, L.P., its general partner
By:	Atlas Venture Associates Opportunity II, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates Opportunity II, L.P.

By:	Atlas Venture Associates Opportunity II, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates Opportunity II, LLC

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Opportunity Fund III, L.P.

By:	Atlas Venture Associates Opportunity III, L.P., its general partner
By:	Atlas Venture Associates Opportunity III, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates Opportunity III, L.P.

By:	Atlas Venture Associates Opportunity III, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates Opportunity III, LLC

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer